EXHIBIT 99.21

GSAMP 2003-FM1
Excess Spread Calc

Assumptions:
      100% Pricing PPA
      No Losses
      Fwd Libor
      Act/360, all pmts on 25th regardless of weekend/holiday

                                                                Fwd Libor
                                                         -----------------------
Period          Date              Excess Spread          1mth            6mth
------          ---------         -------------          -------         -------
     0          28-Jan-04
     1          25-Feb-04                5.6342%         1.11000         1.19653
     2          25-Mar-04                5.3634%         1.12961         1.24416
     3          25-Apr-04                4.8652%         1.17531         1.30594
     4          25-May-04                5.0648%         1.19158         1.37722
     5          25-Jun-04                4.7963%         1.24003         1.46303
     6          25-Jul-04                4.9330%         1.32023         1.56874
     7          25-Aug-04                4.6447%         1.38824         1.67530
     8          25-Sep-04                4.5367%         1.49497         1.80358
     9          25-Oct-04                4.6413%         1.60738         1.92877
    10          25-Nov-04                4.3188%         1.70935         2.05465
    11          25-Dec-04                4.4024%         1.84293         2.19255
    12          25-Jan-05                4.0402%         1.98516         2.33579
    13          25-Feb-05                3.9009%         2.12265         2.46940
    14          25-Mar-05                4.4640%         2.26019         2.61464
    15          25-Apr-05                3.6290%         2.39080         2.74420
    16          25-May-05                3.7134%         2.52310         2.86660
    17          25-Jun-05                3.3561%         2.66030         2.99085
    18          25-Jul-05                3.4341%         2.79940         3.10325
    19          25-Aug-05                3.0813%         2.93192         3.20912
    20          25-Sep-05                2.9755%         3.04385         3.31377
    21          25-Oct-05                4.9235%         3.13936         3.40542
    22          25-Nov-05                4.5650%         3.24284         3.49337
    23          25-Dec-05                4.7423%         3.33979         3.58122
    24          25-Jan-06                4.3626%         3.43637         3.65993
    25          25-Feb-06                4.2587%         3.53596         3.73614
    26          25-Mar-06                5.0796%         3.60725         3.81231
    27          25-Apr-06                4.5339%         3.66527         3.87775
    28          25-May-06                4.7562%         3.73943         3.94655
    29          25-Jun-06                4.3840%         3.81321         4.01508
    30          25-Jul-06                4.6001%         3.88357         4.07771
    31          25-Aug-06                4.2341%         3.95389         4.13888
    32          25-Sep-06                4.1663%         4.01849         4.20160
    33          25-Oct-06                4.7074%         4.07808         4.25887
    34          25-Nov-06                4.3530%         4.13788         4.32205
    35          25-Dec-06                4.5941%         4.19251         4.38927
    36          25-Jan-07                4.2316%         4.24446         4.45114
    37          25-Feb-07                4.1621%         4.30844         4.51682
    38          25-Mar-07                5.0345%         4.37825         4.58339
    39          25-Apr-07                4.2843%         4.44587         4.64112
    40          25-May-07                4.5567%         4.51341         4.69720
    41          25-Jun-07                4.2027%         4.57367         4.75192
    42          25-Jul-07                4.4685%         4.62924         4.79765
    43          25-Aug-07                4.1072%         4.68392         4.84395
    44          25-Sep-07                4.0628%         4.73331         4.88615
    45          25-Oct-07                4.5313%         4.77776         4.92958
    46          25-Nov-07                4.1771%         4.82026         4.97979
    47          25-Dec-07                4.4565%         4.85651         5.02652
    48          25-Jan-08                4.1010%         4.89151         5.07713
    49          25-Feb-08                4.0523%         4.93843         5.13206
    50          25-Mar-08                4.6494%         4.99848         5.17918
    51          25-Apr-08                4.1092%         5.05818         5.22280
    52          25-May-08                4.3845%         5.10800         5.26267
    53          25-Jun-08                4.0131%         5.15331         5.29258
    54          25-Jul-08                4.2939%         5.19491         5.31821
    55          25-Aug-08                3.9365%         5.22781         5.33841
    56          25-Sep-08                3.9073%         5.25625         5.35530
    57          25-Oct-08                4.2976%         5.27964         5.36984
    58          25-Nov-08                3.9557%         5.29486         5.38819
    59          25-Dec-08                4.2690%         5.30547         5.40466
    60          25-Jan-09                3.9351%         5.31067         5.42525
    61          25-Feb-09                3.9185%         5.32535         5.44857
    62          25-Mar-09                4.9398%         5.35029         5.47206
    63          25-Apr-09                3.9396%         5.37783         5.49638
    64          25-May-09                4.2456%         5.39992         5.51602
    65          25-Jun-09                3.8925%         5.42302         5.53523
    66          25-Jul-09                4.1973%         5.44455         5.55411
    67          25-Aug-09                3.8481%         5.46384         5.56940
    68          25-Sep-09                3.8266%         5.48387         5.58556
    69          25-Oct-09                4.2009%         5.49918         5.59935
    70          25-Nov-09                3.8549%         5.51433         5.61631
    71          25-Dec-09                4.1677%         5.52916         5.63285
    72          25-Jan-10                3.8246%         5.54018         5.65183
    73          25-Feb-10                3.8060%         5.55678         5.66826
    74          25-Mar-10                4.8456%         5.57464         5.68648
    75          25-Apr-10                3.8280%         5.59421         5.70492
    76          25-May-10                4.1411%         5.61178         5.71986
    77          25-Jun-10                3.7887%         5.63072         5.73543
    78          25-Jul-10                4.1038%         5.64466         5.74942
    79          25-Aug-10                3.7544%         5.66071         5.76288
    80          25-Sep-10                3.7373%         5.67594         5.77696
    81          25-Oct-10                4.1045%         5.68798         5.78720
    82          25-Nov-10                3.7574%         5.70113         5.79878
    83          25-Dec-10                4.0757%         5.71287         5.81062
    84          25-Jan-11                3.7401%         5.72303         5.82420
    85          25-Feb-11                3.7372%         5.73601         5.83655
    86          25-Mar-11                4.8052%         5.74634         5.85010
    87          25-Apr-11                3.7819%         5.75890         5.86525
    88          25-May-11                3.6157%         5.77222         5.87980
    89          25-Jun-11                3.2819%         5.78703         5.89665
    90          25-Jul-11                3.6175%         5.79964         5.90974
    91          25-Aug-11                3.2847%         5.81471         5.92611
    92          25-Sep-11                3.2861%         5.82967         5.94335
    93          25-Oct-11                3.6777%         5.84428         5.95811
    94          25-Nov-11                3.3439%         5.86166         5.97579
    95          25-Dec-11                3.6829%         5.87508         5.99378
    96          25-Jan-12                3.3496%         5.89215         6.01041
    97          25-Feb-12                3.3502%         5.91086         6.02692
    98          25-Mar-12                4.0464%         5.92686         6.04398
    99          25-Apr-12                3.4160%         5.94505         6.05950
   100          25-May-12                3.7573%         5.96244         6.07336
   101          25-Jun-12                3.4286%         5.97635         6.08736
   102          25-Jul-12                3.7722%         5.99082         6.09913
   103          25-Aug-12                3.4383%         6.00555         6.11240
   104          25-Sep-12                3.4440%         6.01731         6.12210
   105          25-Oct-12                3.8301%         6.02871         6.13230
   106          25-Nov-12                3.5001%         6.04054         6.14524
   107          25-Dec-12                3.8477%         6.04872         6.15803
   108          25-Jan-13                3.5194%         6.05961         6.17142
   109          25-Feb-13                3.5290%         6.07024         6.18393
   110          25-Mar-13                4.6184%         6.08513         6.19771
   111          25-Apr-13                3.5871%         6.10119         6.21029
   112          25-May-13                3.9349%         6.11491         6.22165
   113          25-Jun-13                3.6086%         6.12634         6.22813
   114          25-Jul-13                3.9602%         6.13658         6.23474
   115          25-Aug-13                3.6367%         6.14598         6.24099
   116          25-Sep-13                3.6537%         6.15344         6.24450
   117          25-Oct-13                4.0309%         6.16051         6.24641
   118          25-Nov-13                3.7164%         6.16206         6.25021
   119          25-Dec-13                4.0773%         6.16564         6.25367
   120          25-Jan-14                3.7639%         6.16785         6.25852
   121          25-Feb-14                3.7902%         6.16922         6.26397
   122          25-Mar-14                4.9016%         6.17293         6.26913
   123          25-Apr-14                3.8554%         6.18088         6.27675
   124          25-May-14                4.2209%         6.18382         6.28313
   125          25-Jun-14                3.9064%         6.19110         6.29003
   126          25-Jul-14                4.2697%         6.19802         6.29658
   127          25-Aug-14                3.9595%         6.20289         6.30366
   128          25-Sep-14                3.9862%         6.21061         6.31207
   129          25-Oct-14                4.3758%         6.21844         6.31745
   130          25-Nov-14                4.0680%         6.22419         6.32489
   131          25-Dec-14                4.4362%         6.23212         6.33153
   132          25-Jan-15                4.1277%         6.24060         6.33899
   133          25-Feb-15                4.1595%         6.24741         6.34600
   134          25-Mar-15                5.2819%         6.25123         6.35262
   135          25-Apr-15                4.2542%         6.25946         6.36320
   136          25-May-15                4.6304%         6.26454         6.36981
   137          25-Jun-15                4.3273%         6.27276         6.37896
   138          25-Jul-15                4.7033%         6.28069         6.38927
   139          25-Aug-15                4.4036%         6.28850         6.39796
   140          25-Sep-15                4.4418%         6.29936         6.40914
   141          25-Oct-15                4.8558%         6.30678         6.41967
   142          25-Nov-15                4.5585%         6.31702         6.43052
   143          25-Dec-15                4.9399%         6.32887         6.44182
   144          25-Jan-16                4.6463%         6.33832         6.45370
   145          25-Feb-16                4.6912%         6.35118         6.46413
   146          25-Mar-16                5.4400%         6.36326         6.47463
   147          25-Apr-16                4.8264%         6.37310         6.48435
   148          25-May-16                5.2192%         6.38374         6.49344
   149          25-Jun-16                4.9332%         6.39472         6.50346
   150          25-Jul-16                5.3263%         6.40198         6.50837
   151          25-Aug-16                5.0368%         6.41120         6.51595
   152          25-Sep-16                5.0902%         6.41881         6.52348
   153          25-Oct-16                5.5120%         6.42499         6.52901
   154          25-Nov-16                5.2291%         6.43289         6.53713
   155          25-Dec-16                5.6322%         6.43528         6.54437
   156          25-Jan-17                5.3544%         6.44138         6.55494
   157          25-Feb-17                5.4165%         6.45134         6.56352
   158          25-Mar-17                6.5737%         6.46152         6.57270
   159          25-Apr-17                5.5743%         6.47294         6.57896
   160          25-May-17                5.9855%         6.48173         6.58309
   161          25-Jun-17                5.7182%         6.48932         6.58646
   162          25-Jul-17                6.1365%         6.49383         6.58555
   163          25-Aug-17                5.8758%         6.49878         6.58435
   164          25-Sep-17                5.9605%         6.49761         6.58032
   165          25-Oct-17                6.3865%         6.49743         6.57730
   166          25-Nov-17                6.1364%         6.49584         6.57567
   167          25-Dec-17                6.5719%         6.48944         6.57389
   168          25-Jan-18                6.3296%         6.48413         6.57293
   169          25-Feb-18                6.4286%         6.48160         6.57218
   170          25-Mar-18                7.6210%         6.48203         6.57257
   171          25-Apr-18                6.6290%         6.48503         6.57263
   172          25-May-18                7.0752%         6.48596         6.56992
   173          25-Jun-18                6.8474%         6.48358         6.56662
   174          25-Jul-18                7.3010%         6.48262         6.56268
   175          25-Aug-18                7.0860%         6.48118         6.55910
   176          25-Sep-18                7.2128%         6.47642         6.55180
   177          25-Oct-18                7.6636%         6.47199         6.54560
   178          25-Nov-18                7.4553%         6.46758         6.54139
   179          25-Dec-18                7.9295%         6.45940         6.53646
   180          25-Jan-19                7.7298%         6.45415         6.53373
   181          25-Feb-19                7.8733%         6.44675         6.52933
   182          25-Mar-19                9.1063%         6.44467         6.52845
   183          25-Apr-19                8.1613%         6.44469         6.52802
   184          25-May-19                8.6592%         6.44272         6.52664
   185          25-Jun-19                8.4871%         6.44004         6.52238
   186          25-Jul-19                8.9952%         6.43781         6.51966
   187          25-Aug-19                8.8336%         6.43594         6.51784
   188          25-Sep-19                9.0150%         6.43329         6.51414
   189          25-Oct-19                9.5287%         6.43152         6.50975
   190          25-Nov-19                9.3850%         6.42570         6.50549
   191          25-Dec-19                9.9206%         6.42389         6.50267
   192          25-Jan-20                9.7891%         6.42169         6.49945
   193          25-Feb-20               10.0008%         6.41704         6.49477

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.